Exhibit 10.04

AMBAC FINANCIAL GROUP, INC.

2011 DIRECTORS’ COMPENSATION TABLE

(EFFECTIVE AS OF FEBRUARY 1, 2011)

TYPE OF FEE	AMOUNT	MANNER OF PAYMENT
Annual Fees/Awards

• Annual fee for serving as a director of Ambac Financial Group, Inc. (Parent) and Ambac Assurance Corporation (Subsidiary)	$90,000	Payable monthly in arrears in cash

• Annual fee for chairing the Audit and Risk Assessment Committee of Ambac Financial Group, Inc.	$20,000	Payable monthly in arrears in cash

• Annual fee for chairing the Compensation Committee of Ambac Financial Group, Inc.	$10,000	Payable monthly in arrears in cash

• Annual fee for chairing the Governance Committee of Ambac Financial Group, Inc.	$10,000	Payable monthly in arrears in cash

• Annual fee for serving as Presiding Director of Ambac Financial Group, Inc.	$25,000	Payable monthly in arrears in cash

Non-Executive Chairman Retainer Fee

• Annual fee for serving as Chairman of the Board of Ambac Financial Group and Ambac Assurance Corporation	$150,000	Payable monthly in arrears in cash

Meeting Fees

• Annual or special meeting of Ambac Financial Group, Inc. stockholders	$2,500	Payable monthly in arrears in cash

• Ambac Financial Group, Inc. Board meeting	$2,500	Payable monthly in arrears in cash

• Ambac Assurance Corporation Board meeting	$2,500	Payable monthly in arrears in cash

• Standing or special committee meeting held in conjunction with a stockholder or board meeting	$1,500	Payable monthly in arrears in cash

• Standing or special committee meeting not held in conjunction with a stockholder or board meeting	$1,500	Payable monthly in arrears in cash

Travel and Related Expenses

• Travel and related expenses incurred in attending a stockholder, board or committee meeting	100% of expenses incurred	Payable in cash promptly upon submission of receipts to the Ambac Financial Group, Inc. and Ambac Assurance Corporation

OTHER BENEFITS	DESCRIPTION
• Health and welfare	Each non-employee director is permitted to enroll (without paying any premium) in the Ambac Assurance Corporation medical and dental plan and is eligible to receive a $50,000 term life insurance policy (without paying any premium)